UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 1, 2013

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HARVARD BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33957	04-3306140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

84 October Hill Road, Holliston, MA	01746
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (508) 893-8999

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 1, 2013, Harvard Bioscience, Inc. (the "Company") conducted a public conference call regarding its financial results for the three and six months ended June 30, 2013 and other matters. A transcript of the conference call is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. The transcript includes bracketed language as clarification or to correct inadvertent errors in the information provided on the call. The Company’s press release regarding its financial results for the three and six months ended June 30, 2013 and other matters, which was furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on August 2, 2013, is incorporated herein by reference as Exhibit 99.2. The information in Item 2.02 of this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The transcript of the earnings conference call contains forward-looking statements involving risks and uncertainties, both known and unknown, that may cause actual results to differ materially from those indicated. Actual results may differ materially due to a number of factors, including those factors discussed in the attached press release, and other factors discussed in the Company’s filings with the Securities and Exchange Commission, including its report on Form 10-Q for the quarter ended March 31, 2013 and subsequent filings. Any forward-looking statements included in the transcript are as of August 1, 2013 and the Company does not intend to update them if its views later change, except as may be required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to August 1, 2013.

Item 7.01.	Regulation FD Disclosure.

The disclosures in Item 2.02 are incorporated by reference into this Item 7.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title

99.1	Transcript of Harvard Bioscience, Inc. conference call held on August 1, 2013.
99.2	Press release of Harvard Bioscience, Inc. issued on August 1, 2013 (furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on August 2, 2013 and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVARD BIOSCIENCE, INC.
(Registrant)

August 6, 2013	/s/ THOMAS MCNAUGHTON
(Date)	Thomas McNaughton Chief Financial Officer & Principal Accounting Officer